BILTMORE EMERGING MARKETS FUND
(A Portfolio of The Biltmore Funds)

SUPPLEMENT TO PROSPECTUS DATED DECEMBER  10, 1994

Effective immediately, Paige C. Henderson has assumed co-management responsibilities for the Biltmore Emerging Markets Fund. Accordingly, please replace the fourth paragraph under the sub-heading "Adviser's Background" on page 9 with the following:
     "The Fund's portfolio managers are Paige C. Henderson, Michael J. Tierney,
     B. Scott Sadler and Timothy L. Swanson. Ms. Henderson assumed co-management responsibility in 1995. Mr. Tierney, Mr. Sadler and Mr. Swanson have managed the Fund since its inception."
In addition, please add the following biography as the fifth paragraph:
     "Paige C. Henderson is an assistant vice president of Wachovia Asset Management in Winston-Salem, North Carolina. Ms. Henderson is an equity analyst in the Investment Asset Group and a co-manager of the Biltmore Emerging Markets Fund. Ms. Henderson joined Wachovia in 1991 as an equity analyst. Ms. Henderson received a Bachelor of Science in Business Administration in 1986 and an MBA from the University of North Carolina at Chapel Hill in 1991. Ms. Henderson is a chartered financial analyst and a certified public accountant."


                                                                December 6, 1995
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